UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2020

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

March 23, 2020, Cosmos Holdings, Inc (the “Company”) entered into a Forbearance and Amendment Agreement (the “Agreement”) with an institutional investor (the “Buyer”). The Company entered into a Securities Purchase Agreement (the “SPA”) with the Buyer on May 15, 2019, pursuant to which the Company issued a Convertible Note (the “Note”) in the principal amount of $1,500,000. The Note was due on or before March 15, 2020 and was not paid (the “Existing Default”). The Note provides that upon an Event of Default, the Buyer may, among other things, require the Company to redeem all or a portion of the Note at a redemption premium of 120%, multiplied by the product of the conversion rate ($6.00per share) and the then current market price.

The Agreement provides that the Buyer will (a) forbear (i) from taking any action with respect to the Existing Default and (ii) from issuing any demand for redemption of the Note on the basis of the Existing Default until the earlier of: (1): (September 16, 2020 (or, if earlier, such date when all amounts outstanding under the Note shall be paid in full or converted into shares of Common Stock in accordance therewith) and (2) the time of any breach by the Company of the Agreement or the occurrence of an Event of Default that is not an Existing Default (the “Forbearance Expiration Date), (b)during the Forbearance Period waive the prepayment premium to any Company Optional Redemption, and (c) during the Forbearance Period, waive the repayment in full of the Note other than the Required Payments (as defined) prior to September 16, 2020. The Scheduled Required Prepayments are $100,000 upon signing the Agreement and five (5) monthly payments thereafter aggregating $200,000 with all amounts outstanding under the Note due on September 16, 2020. In addition, there are mandatory prepayments in the event the Company completes a Subsequent Placement (as defined) or long-term debt (other than from the Buyer or from officers and directors of the Company) or factoring and purchase order indebtedness, the Company shall effect a Company Optional Redemption amount equal to 50% of the gross proceeds (less reasonable expenses of counsel and any investment bank) together with all Scheduled Required Payments.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

4.1	Form of Securities Purchase Agreement By and Among Cosmos Holdings Inc. and the Buyer. Incorporated by reference to the Form 8-K filed on May 16, 2019.

4.2	Form of Forbearance and Amendment Agreement

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: March 23, 2020	By:	/s/ Grigorios Siokas
Grigorios Siokas
Chief Executive Officer

3